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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 22, 2000.

                            GARY PLAYER DIRECT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                                 033-07811NY                    93-0943925
   State or Other Jurisdiction                      Commission                    IRS Employer
or Incorporation or Organization                    File Number                 Identification No.

710 ACROVISTA, SUITE B, SAN LUIS OBISPO, CA                                           93401
   ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                                            ZIP CODE

       Registrant's telephone number, including area code: (805) 783-1011

   __________________________________________________________________________
          Former name or former address, if changed since last report


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ITEM 5. OTHER EVENTS.

     As set forth in the accompanying press release, on February 22, 2000, the Company executed a General Assignment for the Benefit of Creditors.

ITEM 7. EXHIBITS.

     99.1 Press Release dated February 23, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      GARY PLAYER DIRECT, INC.


                                      By: /s/ Marc B. Player
                                          -------------------------------------
                                          Marc B. Player
                                          President and Chief Executive Officer

Date: February 23, 2000

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